Exhibit 23.1
Consent of Independent Registered Public Accounting Firm
We consent to the reference to our firm under the caption “Experts” and to the use of our report dated April 24, 2009, with respect to the consolidated financial statements of China Hydroelectric Corporation and subsidiaries, in Amendment No. 1 to the Registration Statement on Form F-1 and related Prospectus of China Hydroelectric Corporation dated December 22, 2009.
/s/ Ernst & Young Hua Ming
Beijing, the People’s Republic of China
December 21, 2009

Consent of Independent Registered Public Accounting Firm
We consent to the reference to our firm under the caption “Experts” and to the use of our report dated December 31, 2008, with respect to the financial statements of Yunnan Huabang Electric Power Development Co., Ltd. (Predecessor), in Amendment No. 1 to the Registration Statement on Form F-1 and related Prospectus of China Hydroelectric Corporation dated December 22, 2009.
/s/ Ernst & Young Hua Ming
Beijing, the People’s Republic of China
December 21, 2009

Consent of Independent Registered Public Accounting Firm
We consent to the reference to our firm under the caption “Experts” and to the use of our report dated September 26, 2008, with respect to the financial statements of Zhejiang Province Jingning Yingchuan Hydroelectric Development Co., Ltd., in Amendment No. 1 to the Registration Statement on Form F-1 and related Prospectus of China Hydroelectric Corporation dated December 22, 2009.
/s/ Ernst & Young Hua Ming
Beijing, the People’s Republic of China
December 21, 2009

Consent of Independent Registered Public Accounting Firm
We consent to the reference to our firm under the caption “Experts” and to the use of our report dated September 26, 2008, with respect to the financial statements of Qingtian Wuliting Hydroelectric Development Co., Ltd., in Amendment No. 1 to the Registration Statement on Form F-1 and related Prospectus of China Hydroelectric Corporation dated December 22, 2009.
/s/ Ernst & Young Hua Ming
Beijing, the People’s Republic of China
December 21, 2009

Consent of Independent Registered Public Accounting Firm
We consent to the reference to our firm under the caption “Experts” and to the use of our report dated October 31, 2008, with respect to the financial statements of Sanming Zhongyin Banzhu Hydroelectric Co., Ltd., in Amendment No. 1 to the Registration Statement on Form F-1 and related Prospectus of China Hydroelectric Corporation dated December 22, 2009.
/s/ Ernst & Young Hua Ming
Beijing, the People’s Republic of China
December 21, 2009

Consent of Independent Registered Public Accounting Firm
We consent to the reference to our firm under the caption “Experts” and to the use of our report dated October 31, 2008, with respect to the financial statements of Pingnan County Wangkeng Hydroelectric Co., Ltd., in Amendment No. 1 to the Registration Statement on Form F-1 and related Prospectus of China Hydroelectric Corporation dated December 22, 2009.
/s/ Ernst & Young Hua Ming
Beijing, the People’s Republic of China
December 21, 2009

Consent of Independent Registered Public Accounting Firm
We consent to the reference to our firm under the caption “Experts” and to the use of our report dated November 18, 2008, with respect to the financial statements of Pingnan County Yuanping Hydroelectric Co., Ltd., in Amendment No. 1 to the Registration Statement on Form F-1 and related Prospectus of China Hydroelectric Corporation dated December 22, 2009.
/s/ Ernst & Young Hua Ming
Beijing, the People’s Republic of China
December 21, 2009

Consent of Independent Registered Public Accounting Firm
We consent to the reference to our firm under the caption “Experts” and to the use of our report dated January 9, 2009, with respect to the financial statements of Pingnan County Yuheng Hydropower Co., Ltd., in Amendment No. 1 to the Registration Statement on Form F-1 and related Prospectus of China Hydroelectric Corporation dated December 22, 2009.
/s/ Ernst & Young Hua Ming
Beijing, the People’s Republic of China
December 21, 2009